FPA FUNDS TRUST’S FPA CRESCENT FUND (THE “FUND”)

SUPPLEMENT DATED MAY 13, 2015 TO

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2015

Effective May 13, 2015, the Fund will no longer be limited to short selling a security if the market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets or if such securities would constitute more than two percent (2%) of any class of the issuer’s securities.

The Fund’s disclosure in the Section “Description of Permitted Investments” regarding Restrictions on Short Sales on page 33 of the Statement of Additional Information is amended as follows:

Restrictions on Short Sales.  The Fund will not short sell a security if:

•                                          After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.